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                                                                   EXHIBIT 10.12

                        NON-CANCELABLE LEASE AGREEMENT


     This lease is made between Larry T. Short, herein called lessor, and 1-800 Lens-Now, Inc., herein called Lessee.

     Lessee herein offers to lease from lessor, a business known as "Larry's Lenses," a sole proprietorship which has as one of its assets, an interest in the telephone number "800-266-8228" (Subject Property).

1. USE. Lessor agrees to allow Lessee to use the Subject Property of this agreement via the Escrow Agent so long as all payments are made according to the terms of this agreement and the Agreement to Transfer and Escrow Instructions. Use shall include controlling the location at which the phone number "800-266-8228" rings, the carrier of the long distance, and the manner with which service for the number is provided.

2. OPTION TO PURCHASE. Lessor agrees to sell to the Lessee for the sum of Seventeen Thousand Five Hundred and 00/100 dollars ($17,500) the business known as "Larry's Lenses," a sole proprietorship which has as one of its asses the telephone number "800-266-8228." This option to purchase may be exercised after all lease payments totaling $136,000 have been made.

3. LEASE PAYMENTS. Payments shall be made by the first (1st) day of each month according to the following schedule:

     (a)  Initial Payment of Ten Thousand Dollars and 00/100 at closing.

     (b) Lease Payments of One Thousand and 00/100 Dollars ($1,000.00) per month for eighteen (18) months with payments beginning on August 1, 1995.

     (c) Lease Payments of Two Thousand Five Hundred and 00/100 Dollars ($2,500.00) per month for twenty-two (22) months with payments beginning on February 1, 1997.

     (d) Lease Payments of Three Thousand Five Hundred and 00/100 Dollars ($2,500.00) per month for eighteen (18) months with payments beginning on December 1, 1998.

4. PURCHASE PAYMENTS. The price to purchase the Subject Property according to the option provided by Lessor in section 2. of this agreement shall be $17,500 - an amount which can be paid in five (5) monthly installments of Three Thousand Five Hundred and 00/100 Dollars ($3,500) per month for five (5) months beginning on June 1, 2000. If this purchase option is not exercised, Lens Now authorizes the Escrow Agent to transfer the business "Larry's Lenses" (one of its assets being an interest in the telephone number "800-266-8282") back to Larry according to section B.4 of the Escrow Instructions.

5. LESSOR'S REMEDIES ON DEFAULT. If Lessee defaults on lease payments during the term of this agreement, or defaults in the performance of any of the other covenants or conditions hereof, or the Agreement to Transfer, Lessor may give Lessee notice of such default by Federal Express (with



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signature of recipient) and if lessee fails to either prove that payment was made according to the terms of the Escrow Instructions Section A.4, or make payment to Lessor within 15 days of notification, Lessee authorizes the Escrow Agent to return and transfer the Subject Property back to Lessor.

6. PENALTIES FOR LATE PAYMENTS. a 10% penalty shall apply to any late payments. late payments shall be defined as any payment received by the Escrow Agent after the first business day of each month.

7. SECURITY DEPOSITS. Lessee shall maintain a minimum balance with the Escrow Agent of $3,000 during the term of this agreement.

8. ATTORNEY'S FEES. In case suit should be brought for any sum due hereunder, the prevailing party shall be entitled to all costs incurred in connection with such action, including a reasonable attorney's fee.

9. NOTICES. Any notice which either party may give, shall be given by sending the same by Federal Express (with signature) according to the terms of
Section 17. of the Agreement to Transfer.

10. POSSESSION AND CONTROL. Lessee may terminate this lease if lessor is unable to deliver possession and control of the Subject Property to the Escrow Agent according to the terms of the Agreement to Transfer and Escrow Instructions.


Signed this 27th day of June, 1995


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1-800 Lens-Now, Inc. (Lessee)


                                                6/27/95       /s/ Jonathan Coon
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Jonathan Coon                President           Date           Signature

                                                6/27/95       /s/ Jonathan Coon
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Larry T. Short (Lessor)      Title               Date           Signature

                                                             /s/ Jonathan Coon
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Jonathan Coon, Provo UT      Guarantor           Date           Signature

                                                6/27/95      /s/ John F. Nichols
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John F. Nichols, Orem, UT    Guarantor           Date           Signature